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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated September 16, 1996 appearing on page F-32 of DeepTech International Inc.'s Annual Report on Form 10-K for the year ended June 30, 1996. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PRICE WATERHOUSE LLP


Houston, Texas
April 4, 1997